Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

Institutional Class

Supplement dated June 8, 2009, to the Prospectus dated November 1, 2008.

This Supplement contains important information about the Funds referenced above.

The following supplements the section “Fees and Expenses” on page 11 of the Prospectus.

The Board of Trustees approved an increase to the committed net operating expense ratio for the Institutional Class of the Fund from 0.42% to 0.50%, effective November 1, 2009. The committed net operating expense ratio of 0.42% for the Institutional Class of the Fund shown in the Annual Fund Operating Expenses table remains in effect through October 31, 2009.

MIIT069/P1104SP